SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 18, 1998


                            Interface Systems, Inc.
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


           0-10902                                  38-1857379
   (Commission File Number)                       (IRS Employer
                                                Identification No.)

               5855 Interface Drive, Ann Arbor, Michigan  48103
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (734) 769-5900

                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On May 19, 1998, Interface Systems, Inc. issued a press release announcing the sale of the distribution business of its U.K. subsidiary, Interface Systems International Ltd., to Fayrewood plc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1     Press Release.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 19, 1998                           INTERFACE SYSTEMS, INC.


                                       /s/  Robert A. Nero
                                       -------------------------
                                       By: Robert A. Nero
                                           President